Exhibit 13

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT 2002

In connection with the Annual Report of Taro Pharmaceutical Industries Ltd. (the “Company”) on Form 20-F for the period ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Uday Baldota, Chief Executive Officer and Director of the Company, and Mariano Balaguer, Vice President, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 20, 2019	By:	/s/ Uday Baldota
Uday Baldota
Chief Executive Officer and Director

	By:	/s/ Mariano Balaguer
Mariano Balaguer
Group Vice President, Chief Financial Officer and Chief Accounting Officer